Short Term Investments	12 Months Ended
May 31, 2011
Short Term Investments
Short Term Investments
5.	SHORT-TERM INVESTMENTS

Short-term investments consist of various fixed-income financial products purchased from Chinese banks and trusts and are classified as held-to-maturity investments. The maturities of these financial products range from one month to less than one year, with stated interest rates ranging from 4.1% to 5.7%. All of the Company's held-to-maturity investments are stated at its amortized costs, which approximates fair value. It is classified as short-term investments on the consolidated balance sheets based on their contractual maturity dates, which are less than one year.

Short-term investments consisted of the following:

	As of May 31,
	2010	2011
	US$	US$
Held-to-maturity investments	—	143,704